PUTNAM DIVERSIFIED INCOME TRUST

PUTNAM INTERNATIONAL GROWTH & INCOME FUND
PUTNAM INTERNATIONAL NEW OPPORTUNITIES FUND


PROSOPECTUS SUPPLEMENT

FEBRUARY 1, 1999 TO PROSPECTUSES DATED

JANUARY 30, 1999, OCTOBER 30, 1998, AND

JANUARY 30, 1999, RESPECTIVELY:



Effective February 1, 1999, each Fund listed above will offer Class C shares. This document provides important information about Class C shares and supplements the Prospectus of each such Fund
THE SECTION "FEES AND EXPENSES" IS SUPPLEMENTED AS FOLLOWS:
FEES AND EXPENSES
This table summarizes the fees and expenses you may pay if you buy and hold Class C shares of a fund. You pay shareholder fees directly. Annual fund operating expenses are deducted from a fund's assets.
SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed On Purchases (as a
percentage of the offering price)NONE

Maximum Deferred Sales Charge
(Load)(as a percentage of the
original purchase price or redemption
proceeds, whichever is lower)   1.00%


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)

                                              TOTAL ANNUAL
                    MANAGEMENT          DISTRIBUTION   OTHER     FUND OPERATING
                    FEES       (12B-1) FEES     EXPENSES    EXPENSES
DIVERSIFIED INCOME     0.53%            1.00 %     0.19%        1.72%
INTERNATIONAL GROWTH & INCOME      0.78%         1.00 %        0.33%  2.11%
INTERNATIONAL NEW OPPORTUNITIES    1.10%         1.00 %        0.40%  2.50%

EXAMPLE
This example translates the "total annual fund operating expenses" shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in a fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in a fund for the time periods shown and redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.
                     1 YEAR
                   NO REDEMPTION    1 YEAR      3
YEARS              5 YEARS    10 YEARS
DIVERSIFIED INCOME            $175  $275  $542    $933
$2,030
INTERNATIONAL GROWTH & INCOME    $214     $314    $661
$1,134            $2,441
INTERNATIONAL NEW OPPORTUNITIES     $253   $353   $779
$1,331            $2,836


THE SECTION "HOW DO I BUY FUNDS SHARES?" IS REPLACED BY THE FOLLOWING (EXCEPT FOR THE TABLES OF CLASS A AND M INITIAL SALES CHARGES
AND CLASS A AND B DEFERRED SALES CHARGES, WHICH REMAIN UNCHANGED):

HOW DO I BUY FUND SHARES?
You can open a fund account with as little as $500 and make additional investments at any time with as little as $50. Each fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor
Services generally must receive your completed buy order before the close of regular trading on the New York Stock Exchange for your shares to be bought at that day's offering price.
YOU CAN BUY SHARES
*THROUGH A FINANCIAL ADVISOR Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.
*THROUGH SYSTEMATIC INVESTING You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.
You may also complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the check and completed form to Putnam Mutual Funds. Each fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders. WHICH CLASS OF SHARES IS BEST FOR ME?
This prospectus offers you a choice of four classes of fund shares:
A, B, C, and M. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the "Fees and expenses" section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:
CLASS A SHARES
*Initial sales charge of up to 5.75%
*Lower sales charge for investments of $50,000 or more
*No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)
*Lower annual expenses, and higher dividends, than class B or class M shares because of lower 12b-1 fee

CLASS B SHARES
*No initial sales charge; your entire investment goes to work for you *Deferred sales charge of up to 5% if you sell shares within 6 years after you bought them
*Higher annual expenses, and lower dividends, than class A or class M shares because of higher 12b-1 fee
*Convert automatically to class A shares after about 8 years, reducing the future 12b-1 fee (and may convert sooner in some cases)
*Orders for class B shares for more than $250,000 are treated as orders for class A shares or refused

CLASS C SHARES
*No initial sales charge
*Deferred sales charge of 1.00% if you sell your shares within one year after you bought them
*Higher annual expenses, and lower dividends, than class A or class M shares because of higher 12b-1 fee
*Orders for $1 million or more are treated as orders for Class A shares or refused
*No conversion to Class A Shares, so future 12b-1 fee does not decrease

CLASS M SHARES
*Initial sales charge of up to 3.50%
*Lower sales charges for larger investments of $50,000 or more
*No deferred sales charge
*Lower annual expenses, and higher dividends,than class B shares because of lower 12b-1 fee
*Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee
*No conversion to class A shares, so future 12b-1 fee does not decrease


O    You may be eligible for reductions and waivers of sales charges.
Sales charges may be reduced or waived under certain
circumstances and for certain groups. Information about reductions and waivers of sales charges is included in the SAI. You may consult your financial advisor or Putnam Mutual Funds for assistance.
O    DISTRIBUTION (12B-1) PLANS. Each fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C and class M shares. The Trustees currently limit payments on class A and class M shares to 0.25% and 0.75% (0.50% for Diversified Income Trust) of average net assets, respectively. Because these fees are paid out of each fund's assets on an ongoing basis, the higher fees for class B, class C and class M shares will increase the cost of your investment over time and may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares.